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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 8, 2005


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
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             (Exact name of registrant as specified in its charter)


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           Delaware                   333-117349                01-0791848
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)         Identification Number)


       390 Greenwich Street
         New York, New York                                       10013
         ------------------                                       -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01   Other Events
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Description of the Certificates and the Mortgage Pool

      As of the date hereof, Citigroup Mortgage Loan Trust, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated February 4, 2005 in connection with the Registrant's issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-OPT1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005, among the Registrant as depositor, Option One Mortgage Corp. as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-OPT1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

      Citigroup Global Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

      The Computational Materials have been provided by the Underwriter.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.





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Item 9.01   Financial Statements and Exhibits
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                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits


Exhibit No.                                  Description
-----------                                  -----------
99.1                       Computational Materials (as defined in Item
                           5) that have been provided by Citigroup
                           Global Markets, Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust 2005-OPT1, Asset-Backed Certificates, Series 2005-OPT1.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 8, 2005


                                             CITIGROUP MORTGAGE LOAN TRUST, INC.


                                             By: /s/ Peter Steinmetz
                                                --------------------------------
                                             Name:  Peter Steinmetz
                                             Title: Director





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                                Index to Exhibits
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                                                                  Sequentially
Exhibit No.                   Description                         Numbered Page
-----------                   -----------                         -------------

   99.1           Computational Materials (as defined in                P
                  Item 5) that have been provided by
                  Citigroup Global Markets, Inc. to certain prospective purchasers of Citigroup
                  Mortgage Loan Trust 2005-OPT1,
                  Asset-Backed Certificates, Series
                  2005-OPT1.





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                                  EXHIBIT 99.1

                                 FILED BY PAPER